EXHIBIT 10.1


                                 March 12, 1999

Synthelabo
22 Avenue Galilee
92350 Le Plessis Robinson
FRANCE

ATTN: Jean-Pierre Charlet

Dear Sirs:

      This letter is intended to memorialize our mutual agreement regarding the securities to be issued by Angeion Corporation (the "Company") to Synthelabo pursuant to Sections 2.2(b) and 2.2(c) of that certain Amended and Restated Investment and Master Strategic Relationship Agreement, dated as of October 9, 1997, by and between Angeion Corporation and Syhthelabo (the "Investment Agreement"). All terms not defined herein shall have the same meanings as set forth in the Investment Agreement. In consideration of the agreements contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

      1. In consideration of receipt by the Company from Synthelabo of an aggregate amount in cash equal to the sum of the Third Investment Purchase Price and the Fourth Investment Purchase Price, the Company shall issue to Synthelabo
(a) a warrant in the form attached as Exhibit A hereto and (b) a warrant in the form attached as Exhibit B hereto (the "Warrants"). The Company and Synthelabo acknowledge and agree that delivery of the Warrants by the Company to Synthelabo is in place of, and satisfies (i) any obligation of the Company to deliver, and
(ii) any obligation of Synthelabo to purchase, the Third Investment Shares, the Third Investment Warrants, the Fourth Investment Shares and the Fourth Investment Warrants.

      2. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.


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Synthelabo
March 12, 1999
Page Two

      Please acknowledge Synthelabo's agreement with the foregoing by executing this letter on the signature line provided below.

                                       Sincerely yours,

                                       ANGEION CORPORATION


                                       By: /s/ James B. Hickey, Jr.
                                           ------------------------------------
                                               James B. Hickey, Jr.
                                                  President and
                                             Chief Executive Officer
ACKNOWLEDGED AND AGREED TO:

SYNTHELABO


By:   /s/ Jean Pierre Charlet
    -------------------------------------------
Name:     Jean Pierre Charlet
      -----------------------------------------
Title:    Vice President General Counsel
       ----------------------------------------


By:   /s/ Philippe Goupit
    -------------------------------------------
Name:     Philippe Goupit
      -----------------------------------------
Title:    Business Development Project Director
       ----------------------------------------